UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2014

StemCells, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7707 Gateway Blvd, Suite 140, Newark, California		94560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510.456.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2014, StemCells, Inc. (the "Company") issued a press release announcing its financial results for the three months ended September 30, 2014. A copy of this press release is attached hereto as Exhibit 99.1.

The Company will host its first investor and analyst event November 20, from 12:00 to 2:30 pm EST, to provide updates on the ongoing Phase I/II clinical programs in dry age related macular degeneration (AMD) and spinal cord injury. Management will also provide updates and insights into the follow-on Phase II studies in both of these indications, including the recently initiated Pathway® Study in cervical spinal cord injury.

The information set forth in Items 2.02 and 9.01 of this current report Form 8-K, including the attached exhibit, is being furnished to the SEC and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press Release, dated November 5, 2014, announcing the Company's financial results for the three months ended September 30, 2014.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StemCells, Inc.

November 5, 2014	By:	/s/ Ken Stratton

Name: Ken Stratton
Title: General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 5, 2014